UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain    Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2019, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) received from its member, Poudre Valley Rural Electric Association, Inc., as required by its bylaws, certification that such member has elected Jeff Wadsworth to replace Thaine Michie as the director representing such member on the Tri-State Board of Directors for the Tri-State July and August 2019 board meetings. Mr. Wadsworth will serve on the External Affairs-Member Relations Committee. Thaine Michie will resume his role as the director representing such member on the Tri-State Board of Directors at the Tri-State September 2019 board meeting.

Item  7.01  Regulation FD Disclosure.

Tri-State has attached hereto as Exhibit 99.1, a copy of presentation materials that it intends to use in connection with meetings with investors, groups of investors, and media and in connection with presentations and speeches with various audiences.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item  9.01    Financial Statements and Exhibits.

(d)   Exhibits

99.1 – Presentation Materials – 2019 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: July 9, 2019	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer